UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2018

Vivaldi Opportunities Fund

(Exact name of Registrant as specified in its charter)

Maryland	811-23255	82-2021388
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212 (414) 299-2270 (Address of principal executive offices)

Registrant’s telephone number, including area code: (414) 299-2270

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

LISTED CLOSED-END FUND

The Vivaldi Opportunities Fund’s (the “Fund”) Shares are listed for trading on the New York Stock Exchange (“NYSE”) (symbol: VAM). The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  Shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Effective September 5, 2018, the Fund has revised its principal investment strategies to also invest in private investment funds that invest or trade in a wide range of securities. The Fund’s investments in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) will be limited to no more than 15% of the Fund’s net assets. In addition, the Fund may invest up to 25% of its net assets in bank loans and participations, including first-lien, second-lien and unitranche loans. “Unitranche” loans are loans that combine senior and subordinated debt into one loan under which the borrower pays a single interest rate intended to reflect the relative risk of the secured and unsecured loan components. The Fund may also invest, without limitation, in illiquid, non-readily marketable, junk debt securities and non-rated debt securities.

PRINCIPAL RISK FACTORS

The following are additional principal risk factors in connection with the above-referenced investment strategy changes:

PRIVATE INVESTMENT FUND RISK. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

To the extent that the Fund invests in private investment funds, the Fund will generally value those assets, in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Where deemed appropriate by the Investment Manager or Sub-Advisers and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

Bank Debt Transactions. The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans. Bank loans are generally debt instruments that are secured by the assets of a borrower. Investing in bank loans involves risks that are additional to, and different from, those relating to investments in other types of debt and fixed-income securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the Fund’s investment.

The bank loans in which the Fund may invest are generally illiquid. There is no active trading market for most bank loans and participations and the Fund may be unable to sell its bank loan investments quickly or at a fair price. Even where a secondary market for certain bank loans and loan participations exists, the market may be subject to irregular trading activity and wide bid/ask spreads, which may limit liquidity and pricing transparency. There is generally less readily available and reliable information about bank loans and participations than other types of debt instruments and the Fund might be unable to appraise the value of its bank loan investments quickly or accurately. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

In addition to interest rate risk and pre-payment risk, bank loans and participations are also subject to the risk that a borrower will default on a scheduled interest or principal payment. The risk of a borrower’s default will increase with market downturns or substantial increases in interest rates. The value of bank loans and participations may be adversely affected by price volatility due to factors such as the market’s perception of a borrower’s creditworthiness or general market liquidity. If a borrower defaults and a bank loan is foreclosed, the Fund could become the owner, in whole or in part, of any collateral securing the loan, and may bear the costs of owning and disposing of such collateral. The Fund may invest in bank loans through assignments, whereby the Fund assumes the position of the lender to the borrower, or loan participations, whereby the Fund purchases all or a portion of the economic interest in a loan. If it invests in a loan participation, the Fund will generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement and may not benefit directly from the collateral securing the underlying debt obligation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may have limited rights to any collateral underlying the loan participation. As a consequence, the Fund may be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities. Additionally, the bank loan market is currently facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future.

SECURED AND FIRST-LIEN LOAN RISK. The Fund may invest in secured bank loans and participations, which include first-lien instruments. Secured debt in many instances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trader creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon market conditions. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies.

SUBORDINATED AND SECOND-LIEN LOANS. The Fund may invest in secured subordinated loans, including second-lien loans. Second-lien loans are generally second in line in terms of repayment priority. A second-lien loan may have a claim on the same collateral pool as the first-lien or it may be secured by a separate set of assets. Second-lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third- or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market, liquidity, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

UNITRANCHE LOANS RISK. The Fund may invest in unitranche loans, which are loans that combine both senior and subordinated debt, generally in a first-lien position. Because unitranche loans combine characteristics of senior and subordinated debt, they have risks similar to the risks associated with secured debt and subordinated debt according to the combination of loan characteristics of the unitranche loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

DEFAULT RISK. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrowers underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest may not be guaranteed or insured by a third party and may not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in its ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans or it may impair the a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a direct lending platform because the borrowers have no collateral at risk. The Fund will generally not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

VALUATION RISK. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for some of the Fund’s investments, including bank loans and participations, to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments.

DISTRIBUTION POLICY

The Fund intends to make monthly distributions to its shareholders equal to 10% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time.

If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The IRS requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (the “Plan” or “DRIP”) administered by the Fund’s transfer agent (the “Plan Administrator”). Pursuant to the Plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.

Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Plan Administrator in writing. Such written notice must be received and processed by the Plan Administrator prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan and such termination will be effective with respect to any subsequently declared Distribution. Under the Plan, the Fund’s Distributions to shareholders are reinvested in full and fractional Shares as described below.

Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the Fund’s net asset value per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Shares are trading at a discount), the Plan Administrator will invest the Distribution amount in Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Distribution, the Plan Administrator will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Distribution, whichever is sooner (the “Last Purchase Date”), to invest the Distribution amount in Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Distributions. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date.

Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

Neither the Plan Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Administrator and Transfer Agent at American Stock Transfer & Trust Company- Plan Administration Department P.O. Box 922 Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed by calling the toll free number 1-800-937-5449.

CHIEF COMPLIANCE OFFICER

Perpetua Seidenburg replaced Amy Nogowksi as the Fund’s Chief Compliance Officer effective June 5, 2018. Ms. Seidenburg is a Compliance Director at Vigilant Compliance LLC (March 2014 to present) and was an auditor at PricewaterhouseCoopers from September 2012-March 2014.

SECRETARY

Ann Maurer replaced Terrence Gallagher as the Fund’s Secretary effective September 5, 2018.  Ms. Maurer is Senior Vice President, Client Services (September 2017 to present); previously Vice President, Senior Client Service Manager (January 2013 –September 2017); Assistant Vice President, Client Relations Manager (2002 -January 2013); UMB Fund Services, Inc.

SHAREHOLDER COMMUNICATIONS

You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 1-877-779-1999 or by accessing the Investment Manager’s website (www.vivaldifunds.com/fund-documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivaldi Opportunities Fund

Date: September 11, 2018	By:	/s/ Ann Maurer
Ann Maurer
Secretary